UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2019

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 — Other Events.

On Monday, October 28, 2019, W.P. Carey, an affiliate of the external advisor of each of Carey Watermark Investors 2 Incorporated (“CWI 2”) and Carey Watermark Investors Incorporated (“CWI”), circulated, on behalf of CWI 2 and CWI, an email to financial advisors with clients invested in CWI 2 and/or CWI containing a link to a webinar relating to the proposed merger, management internalization and related transactions previously announced by CWI 2 and CWI on October 22, 2019. The email is attached hereto as Exhibit 99.1 and incorporated herein by reference. The script for the webinar was previously filed with CWI’s Current Report on Form 8-K dated October 24, 2019.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 2 or CWI and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions, including a potential public listing or IPO; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth.

The statements are based on the current expectations, estimates, assumptions and projections of CWI 2’s and CWI’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 2’s or CWI’s business, financial condition, liquidity, results of operations, MFFO, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 2’s and CWI’s filings with the SEC from time to time, including but not limited to those described in Item 1A. Risk Factors in CWI 2’s and CWI’s respective Annual Report on Form 10-K for the year ended December 31, 2018, each as filed with the SEC on March 15, 2019. Moreover, because CWI 2 and CWI operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 2 and CWI do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall not be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the federal securities laws. CWI 2 and CWI intend to file with the SEC a Registration Statement on Form S-4 and mail the Joint Proxy Statement/Prospectus and other relevant documents to their security holders in connection with the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CWI 2 AND CWI IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT CWI 2, CWI AND THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors and security holders will be able to obtain these materials and other documents, if and when filed with the SEC, free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge at CWI 2’s website (http://www.careywatermark2.com) or CWI’s website (http://www.careywatermark.com).

Participants in the Proxy Solicitation

CWI, CWI 2, W.P. Carey, Carey Lodging Advisors, LLC (CWI 2 and CWI’s external advisor), CWA 2, LLC and CWA, LLC (each affiliates of CWI 2 and CWI’s sub-advisor) and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of CWI 2 and/or the stockholders of CWI in connection with the proposed merger.  Information regarding CWI 2’s directors and executive officers is available in its proxy statement filed with the SEC by CWI 2 on April 22, 2019, in connection with its 2019 annual meeting of stockholders, and information regarding CWI’s directors and executive officers is available in its proxy statement filed with the SEC by CWI on April 22, 2019, in connection with its 2019 annual meeting of stockholders. Other information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1

Email circulated October 28, 2019, by W.P. Carey, on behalf of Carey Watermark Investors 2 Incorporated and Carey Watermark Investors Incorporated, containing a link to a webinar that occurred on October 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: October 28, 2019	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary